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                                                                   EXHIBIT 99(a)

                                   SCHEDULE I

         The following documents relating to one Boeing 737-823 aircraft bearing United States registration number N961AN (hereinafter referred to as "N961AN") have been provided in this filing: (a) Participation Agreement, dated as of July 8, 2003, among American Airlines, Inc. ("American"), U.S. Bank Trust National Association, as trustee under each of the Pass Through Trust Agreements (the "Pass Through Trustee"), U.S. Bank Trust National Association, as subordination agent (the "Subordination Agent"), as loan trustee (the "Loan Trustee"), and in its individual capacity as set forth therein ("U.S. Bank Trust"); (b) Indenture and Security Agreement, dated as of July 8, 2003, between American and the Loan Trustee; (c) Form of Indenture Supplement; and (c) Form of Series 2003-1 Equipment Notes.

         The corresponding documents listed below are substantially identical in all material respects to the documents relating to N961AN, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (e.g., N963AN, N967AN, N388AA, etc.), the appropriate model of each aircraft (i.e., 737-823, 767-323, 777-223ER) and the appropriate manufacturer's serial number of each aircraft;
(2) the description and original principal amounts of the equipment notes set forth on Schedule II to each Participation Agreement and Schedule I to each Indenture and Security Agreement differ; (3) the dollar amount set forth in Exhibit C to each Indenture and Security Agreement differs according to the model of each aircraft, (4) conforming changes have been made to reflect the appropriate engines relating to each aircraft (e.g., CFM International CFM56-7B27, General Electric CF6-80C2B6, Rolls-Royce RB211-TRENT-892-17); (5) the definitions of "FAA Bill of Sale" and "Warranty Bill of Sale" set forth in Annex A to each Participation Agreement and Indenture and Security Agreement differ; and (6) the definitions of "Purchase Agreement" and "Warranty Rights" set forth in Schedule I to each Participation Agreement differ.

(1)(a) Participation Agreement, dated as of July 8, 2003, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust, relating to one Boeing 737-823 aircraft bearing United States registration number N963AN ("N963AN").

(1)(b) Indenture and Security Agreement, dated as of July 8, 2003, between American and the Loan Trustee, relating to N963AN.

(1)(c)            Form of Indenture Supplement relating to N963AN.

(1)(d)            Form of Series 2003-1 Equipment Notes relating to N963AN.

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(2)(a)            Participation Agreement, dated as of July 8, 2003, among
                  American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust, relating to one Boeing 737-823 aircraft bearing United States registration number N967AN ("N967AN").

(2)(b) Indenture and Security Agreement, dated as of July 8, 2003 between American and the Loan Trustee, relating to N967AN.

(2)(c)            Form of Indenture Supplement relating to N967AN.

(2)(d)            Form of Series 2003-1 Equipment Notes relating to N967AN.

(3)(a) Participation Agreement, dated as of July 8, 2003, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust, relating to one Boeing 767-323ER aircraft bearing United States registration number N388AA ("N388AA").

(3)(b) Indenture and Security Agreement, dated as of July 8, 2003 between American and the Loan Trustee, relating to N388AA.

(3)(c)            Form of Indenture Supplement relating to N388AA.

(3)(d)            Form of Series 2003-1 Equipment Notes relating to N388AA.

(4)(a) Participation Agreement, dated as of July 8, 2003, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust, relating to one Boeing 777-223ER aircraft bearing United States registration number N784AN ("N784AN").

(4)(b) Indenture and Security Agreement, dated as of July 8, 2003, between American and the Loan Trustee, relating to N784AN.

(4)(c)            Form of Indenture Supplement relating to N784AN.

(4)(d)            Form of Series 2003-1 Equipment Notes relating to N784AN.

(5)(a) Participation Agreement, dated as of July 8, 2003, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust, relating to one Boeing 777-223ER aircraft bearing United States registration number N760AN ("N760AN").

(5)(b) Indenture and Security Agreement, dated as of July 8, 2003 between American and the Loan Trustee, relating to N760AN.

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(5)(c)            Form of Indenture Supplement relating to N760AN.

(5)(d)            Form of Series 2003-1 Equipment Notes relating to N760AN.

(6)(a) Participation Agreement, dated as of July 8, 2003, among American, the Pass Through Trustee, the Subordination Agent, the Loan Trustee, and U.S. Bank Trust, relating to one Boeing 777-223ER aircraft bearing United States registration number N761AJ ("N761AJ").

(6)(b) Indenture and Security Agreement, dated as of July 8, 2003, between American and the Loan Trustee, relating to N761AJ.

(6)(c)            Form of Indenture Supplement relating to N761AJ.

(6)(d)            Form of Series 2003-1 Equipment Notes relating to N761AJ.

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